                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Improvement and Home Equity Loan Trust 1999-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1999 to November 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                       CONSECO FINANCE CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

    1.   Amount Available                                                                            $11,151,333.46
                                                                                                     --------------
    2.   Note Insurance Policy
         (a)  Shortfall                                                                              $         0.00
                                                                                                     --------------
         (b)  Insured Payment                                                                        $         0.00
                                                                                                     --------------

    3.   Monthly Servicing Fee (if Green Tree is not the Servicer)
         (up to 1/12 of 0.75% of Pool Scheduled Principal Balance)                                   $         0.00
                                                                                                     --------------

    4.   Premium Amount (to FSA, .22% of Class A Principal Balance)                                  $    49,408.71
                                                                                                     --------------

Interest
--------

         Class A
         -------

    5.   Class A-1 Interest Rate (7.11%)
         (a)  Class A-1 Interest Amount                                                              $ 1,048,845.17
                                                                                                     --------------
         (b)  Unpaid Class A-1 Interest Shortfall                                                    $         0.00
                                                                                                     --------------
         (c)  Class A-1 Interest Paid                                                                $ 1,048,845.17
                                                                                                     --------------
         (d)  Class A-1 Interest Carryover Shortfall                                                 $         0.00
                                                                                                     --------------

    6.   Class A-2 Interest Rate (7.11%)
         (a)  Class A-2 Interest Amount                                                              $   547,954.53
                                                                                                     --------------
         (b)  Unpaid Class A-2 Interest Shortfall                                                    $         0.00
                                                                                                     --------------
         (c)  Class A-2 Interest Paid                                                                $   547,954.53
                                                                                                     --------------
         (d)  Class A-2 Interest Carryover Shortfall                                                 $         0.00
                                                                                                     --------------

         Class M-1
         ---------

    7.   Interest on Class M-1 Adjusted Principal Balance
         (a)  Class M-1 Adjusted Principal Balance                                                   $34,600,000.00
                                                                                                     --------------
         (b)  Class M-1 Interest Rate (8.38%)

         (c)  Class M-1 Interest Amount                                                              $   241,623.33
                                                                                                     --------------
         (d)  Unpaid Class M-1 Interest Shortfall                                                    $         0.00
                                                                                                     --------------
         (e)  Class M-1 Interest Paid                                                                $   241,623.33
                                                                                                     --------------
         (f)  Class M-1 Interest Carryover Shortfall                                                 $         0.00
                                                                                                     --------------
       Class M-2
       ---------

    8.   Interest on Class M-2 Adjusted Principal Balance
         (a)  Class M-2 Adjusted Principal Balance                                                   $23,600,000.00
                                                                                                     --------------
         (b)  Class M-2 Interest Rate (10.54%)

         (c)  Class M-2 Interest Amount                                                              $   207,286.67
                                                                                                     --------------
         (d)  Unpaid Class M-2 Interest Shortfall                                                    $         0.00
                                                                                                     --------------
         (e)  Class M-2 Interest Paid                                                                $   207,286.67
                                                                                                     --------------
         (f)  Class M-2 Interest Carryover Shortfall                                                 $         0.00
                                                                                                     --------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 2
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

         Class B-1
         ---------

    9.   Interest on Class B-1 Adjusted Principal Balance
         (a)  Class B-1 Adjusted Principal Balance                                                   $22,200,000.00
                                                                                                     --------------
         (b)  Class B-1 Interest Rate (13.55%)

         (c)  Class B-1 Interest Amount                                                              $   250,675.00
                                                                                                     --------------
         (d)  Unpaid Class B-1 Interest Shortfall                                                    $         0.00
                                                                                                     --------------
         (e)  Class B-1 Interest Paid                                                                $   250,675.00
                                                                                                     --------------
         (f)  Class B-1 Interest Carryover Shortfall                                                 $         0.00
                                                                                                     --------------

Principal
---------

   10.   Group I Formula Principal Distribution Amount

         (a)  Scheduled Principal                                               $  398,326.48
                                                                                -------------
         (b)  Principal Prepayments                                             $4,086,465.48
                                                                                -------------
         (c)  Liquidated Contracts                                              $  179,412.84
                                                                                -------------
         (d)  Repurchases                                                       $        0.00
                                                                                -------------
         (e)  Previously undistributed (a)-(d) amounts                          $        0.00
                                                                                -------------

                                                 Total Principal                                     $ 4,664,204.80
                                                                                                     --------------

   11.   Group 2 Formula Principal Distribution Amount

         (a)  Scheduled Principal                                               $  182,605.12
                                                                                -------------
         (b)  Principal Prepayments                                             $1,748,738.69
                                                                                -------------
         (c)  Liquidated Contracts                                              $   10,400.00
                                                                                -------------
         (d)  Repurchases                                                       $        0.00
                                                                                -------------
         (e)  Previously undistributed (a)-(d) amounts                          $        0.00
                                                                                -------------

                                                 Total Principal                                     $ 1,941,743.81
                                                                                                     --------------

   12.   Amount Available less prior distributions                                                   $ 8,805,540.05
                                                                                                     --------------
   13.   Class A-1 Formula Principal Distribution Amount                                             $ 4,664,204.80
                                                                                                     --------------
   14.   Class A-2 Formula Principal Distribution Amount                                             $ 1,941,743.81
                                                                                                     --------------
   15.   Class A Principal Distribution Amount

         (a)  Class A-1 Principal Paid                                                               $ 4,664,204.80
                                                                                                     --------------
         (b)  Class A-2 Principal Paid                                                               $ 1,941,743.81
                                                                                                     --------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 3
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

   16.   Class A Principal Balance (after distributions of principal on current Payment Date)

         (a)  Class A-1 Principal Balance                                                            $172,356,077.05
                                                                                                     ---------------
         (b)  Class A-2 Principal Balance                                                            $ 90,540,033.61
                                                                                                     ---------------
       Note Insurer
       ------------

   17.   Reimbursement Amount to Note Insurer                                                        $          0.00
                                                                                                     ---------------
         Class M-1 Principal
         -------------------

   18.   Remaining Amount Available                                                                  $  2,199,591.44
                                                                                                     ---------------
   19.   Class M-1 Formula Principal Distribution Amount                                             $          0.00
                                                                                                     ---------------
   20.   Class M-1 Principal Distribution Amount                                                     $          0.00
                                                                                                     ---------------
   21.   Class M-1 Principal Balance (after distributions of principal on current
         Payment Date)                                                                               $ 34,600,000.00
                                                                                                     ---------------
         Class M-1 Principal Distribution Tests
         --------------------------------------
         (tests must be satisfied on and after the Payment Date occurring in July 2003)

   22.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                             1.33%
                                                                                                     ---------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage currently ________%.)                                     0.95%
                                                                                                     ---------------
   23.   Cumulative Realized Losses Test
         (a) Cumulative Realized Losses                                                                   334,843.13
                                                                                                     ---------------
         (b) Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending on the year in which
               the payment date occurs; currently _________%.                                                  0.08%
                                                                                                     ---------------
   24.   The sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted
         Principal Balance,the Class B-1 Adjusted Principal Balance and the Class B-2
         Principal Balance, divided by the Pool Scheduled Principal Balance as of the
         preceding payment date, must be equal to or greater than 53.30%                                     28.34%
                                                                                                     ---------------
   25.   Supplementary Principal Distribution Test must be met.


                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 4
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

         Class M-2 Principal
         -------------------

   26.   Remaining Amount Available                                                                  $2,199,591.44
                                                                                                     -------------
   27.   Class M-2 Formula Principal Distribution Amount                                             $        0.00
                                                                                                     -------------
   28.   Class M-2 Principal Distribution Amount                                                     $        0.00
                                                                                                     -------------
   29.   Class M-2 Principal Balance (after distributions of principal on
         current Payment Date)                                                                       $
                                                                                                     -------------

         Class M-2 Principal Distribution Tests
         --------------------------------------
         (tests must be satisfied on and after the Payment Date occurring in July 2003)

   30.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                           1.33%
                                                                                                     -------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage currently ________%.)                                   0.95%
                                                                                                     -------------
   31.   Cumulative Realized Losses Test
         (a)  Cumulative Realized Losses                                                                334,843.13
                                                                                                     -------------
         (b)  Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending on the year in which
              the payment date occurs; currently _________%.                                                 0.08%
                                                                                                     -------------
  32.    The sum of the Class M-2 Adjusted Principal Balance, the Class
         the Class B-1 Adjusted Principal Balance and the Class B-2
         Principal Balance, divided by the Pool Scheduled Principal Balance as of the
         preceding payment date, must be equal to or greater than 36.00%                                    19.14%
                                                                                                     -------------
   33.   Supplementary Principal Distribution Test must be met.


                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 5
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

         Class B-1 Principal
         -------------------

   34.   Amount Available less all prior distributions                                               $ 2,199,591.44
                                                                                                     --------------
   35.   Class B-1 Formula Principal Distribution Amount                                             $         0.00
                                                                                                     --------------
   36.   Class B-1 Principal Distribution Amount                                                     $         0.00
                                                                                                     --------------
   37.   Class B-1 Principal Balance (after distributions of principal on current
         Payment Date)                                                                               $22,200,000.00
                                                                                                     --------------

         Class B-1 Principal Distribution Tests
         --------------------------------------
         (tests must be satisfied on and after the Payment Date occurring in July 2003)

   38.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                            1.33%
                                                                                                     --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage currently ________%.)                                    0.95%
                                                                                                     --------------
   39.   Cumulative Realized Losses Test
         (a)  Cumulative Realized Losses                                                                 334,843.13
                                                                                                     --------------
         (b)  Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending on the year in which
              the payment date occurs; currently _________%.                                                  0.08%
                                                                                                     --------------
   40.   The sum of the Class B-1 Adjusted Principal Balance, the Class B-2
         Principal Balance, divided by the Pool Scheduled Principal Balance
         as of the preceding payment date, must be equal to or greater than 24.20%.                          12.87%
                                                                                                     --------------
   41.   Supplementary Principal Distribution Test must be met.


                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 6
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

         Liquidation Loss Interest; Total Distribution

         Class M-1
         ---------

   42.   (a)  Amount Available less all prior distributions                                          $         0.00
                                                                                                     --------------
         (b)  Class M-1 Formula Liquidation Loss Interest Distribution Amount                        $         0.00
                                                                                                     --------------
         (c)  Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                 $         0.00
                                                                                                     --------------
         (d)  Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                         $         0.00
                                                                                                     --------------
   43.   Amount by which Class M-1 Formula Distribution Amount (lines 7(c) and (d),
         20, 43(b)) exceeds Class M-1 Distribution Amount (lines 15(e), 29, 45(c))                   $         0.00
                                                                                                     --------------
         Class M-2 Notes
         ---------------

   44.   (a)  Amount Available less all prior distributions                                          $         0.00
                                                                                                     --------------
         (b)  Class M-2 Formula Liquidation Loss Interest Distribution Amount                        $         0.00
                                                                                                     --------------
         (c)  Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                 $         0.00
                                                                                                     --------------
         (d)  Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                         $         0.00
                                                                                                     --------------
   45.   Amount by which Class M-2 Formula Distribution Amount (lines 16(c) and (d),
         32, 47(b)) exceeds Class M-2 Distribution Amount (lines 16(e), 33, 47(c))                   $         0.00
                                                                                                     --------------
         Class B-1
         ---------

   46.   (a)  Amount Available less all prior distributions                                          $         0.00
                                                                                                     --------------
         (b)  Class B-1 Formula Liquidation Loss Interest Distribution Amount                        $         0.00
                                                                                                     --------------
         (c)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                 $         0.00
                                                                                                     --------------
         (d)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                         $         0.00
                                                                                                     --------------
   47.   Amount by which Class B-1 Formula Distribution Amount (lines 17(c) and (d),
         42, 49(b)) exceeds Class B-1 Distribution Amount (lines 17(e), 43, 49(c))                   $         0.00
                                                                                                     --------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 7
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

         Class B-2
         ---------

   48.   Amount Available less all prior distributions                                               $ 2,199,591.44
                                                                                                     --------------
         Interest

   49.   Class B-2 Interest Rate (11.16%)
         (a)  Class B-2 Interest Amount                                                              $   243,660.00
                                                                                                     --------------
         (b)  Unpaid Class B-2 Interest Shortfall                                                    $         0.00
                                                                                                     --------------
         (c)  Class B-2 Interest Paid                                                                $   243,660.00
                                                                                                     --------------
         (d)  Class B-2 Interest Carryover Shortfall                                                 $         0.00
                                                                                                     --------------
         Principal

   50.   Amount Available after prior distributions                                                  $ 1,955,931.44
                                                                                                     --------------
   51.   Class B-2 Formula Principal Distributions Amount                                            $         0.00
                                                                                                     --------------
   52.   Class B-2 Liquidation Loss Principal Amount                                                 $         0.00
                                                                                                     --------------
   53.   Guaranty Payment                                                                            $         0.00
                                                                                                     --------------
   54.   Class B-2 Principal Distribution Amount                                                     $         0.00
                                                                                                     --------------
   55.   Class B-2 Principal Balance (after distributions of principal on current
         Payment Date)                                                                               $26,200,000.00
                                                                                                     --------------
   56.   Amount by which Class B-2 Formula Distribution Amount (lines 52(b) and (c),
         54, and 55) exceeds Class B-2 Distribution Amount (lines 52(d) and 57)                      $         0.00
                                                                                                     --------------
         Class B-2 Principal Distribution Tests
         --------------------------------------
         (tests must be satisfied on and after the Payment Date occurring in July 2003)

   57.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                            1.33%
                                                                                                     --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
               of the Senior Subordination Percentage currently ________%.)                                   0.95%
                                                                                                     --------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 8
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

   58.   Cumulative Realized Losses Test
         (a)  Cumulative Realized Losses                                                                 334,843.13
                                                                                                     --------------
         (b)  Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending on the year in which
              the payment date occurs; currently _________%.                                                  0.08%
                                                                                                     --------------
   59.   The Class B-2 Principal Balance divided by the Pool Scheduled Principal
         Balance as of the preceding payment date must be equal to or
         greater than 13.10%.                                                                                 6.97%
                                                                                                     --------------
   60.   The Class B-2 Principal Balance must not be less than $2,000.000
          B-2 Principal Balance                                                                               0.00%
                                                                                                     --------------
   61.    Supplementary Principal Distribution Test must be met.

   62.    Monthly Servicing Fee (if Company is Servicer)                                                 235,063.79
                                                                                                     --------------
         Supplementary Principal Distribution
         ------------------------------------

         Class A
         -------

   63.   Supplementary Principal Distribution Amount                                                 $         0.00
                                                                                                     --------------
         (a)  Class A-1                                                                              $         0.00
                                                                                                     --------------
         (b)  Class A-1 Principal Balance (after payment of(a))                                      $         0.00
                                                                                                     --------------
         (c)  Class A-2                                                                              $         0.00
                                                                                                     --------------
         (d)  Class A-2 Principal Balance (after payment of(c))                                      $         0.00
                                                                                                     --------------
   64.   Supplementary Principal Distribution Test; to be "satisfied," Cumulative
         Realized Loss Ratio (line 37(b)) may not exceed the following ratio:

                   Payment Date                                            Ratio
                   ------------                                            -----

                   On or before June 2000                                  8.0%

                   After June 2000 and
                   On or before June 2001                                  12.0%

                   After June 2001 and                                     15.0%
                   On or before June 2002

                   After June 2001 and
                   On or before June 2002                                  18.0%

                   After June 2003                                         21.0%

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 9
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

   65.   Additional Monthly Servicing Fee (portion, if any, in excess of 1/12 of
         0.75% of Pool Scheduled Principal Balance;  Company or Affiliate not Servicer)              $          0.00
                                                                                                     ---------------
         Certificate Distribution Amount

   66.   Amount Available remaining after prior distributions                                        $  1,720,867.65
                                                                                                     ---------------
Class A, Class M, Class B Notes
-------------------------------

   67.   Pool Scheduled Principal Balance                                                            $369,496,110.66
                                                                                                     ---------------
   68.   Group I Pool Scheduled Principal Balance                                                    $242,623,662.51
                                                                                                     ---------------
         a) Home Improvement Loans                              Loan Count           3,952           $106,759,620.26
                                                                                --------------       ---------------
         b) Home Equity                                         Loan Count           6,169           $135,864,042.25
                                                                                --------------       ---------------
   69.   Group II Pool Scheduled Principal Balance                                                   $126,872,448.15
                                                                                                     ---------------
         a) Home Improvement Loans                              Loan Count           1,862           $ 52,002,512.85
                                                                                --------------       ---------------
         b) Home Equity                                         Loan Count           3,541           $ 74,869,935.30
                                                                                --------------       ---------------
   70.   Group I Pool Factor                                                                               .92018768
                                                                                                     ---------------
   71.   Group II Pool Factor                                                                              .93061103
                                                                                                     ---------------
   72.   Note Pool Factors

         (a)  Class A-1 Pool Factor                                                                        .89118964
                                                                                                     ---------------
         (b)  Class A-2 Pool Factor                                                                        .90540034
                                                                                                     ---------------
         (c)  Class M-1 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (d)  Class M-2 Pool Factor                                                                        .00000000
                                                                                                     ---------------
         (e)  Class B-1 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (f)  Class B-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
   73.   Group I Contracts Delinquent by number and aggregate Scheduled Principal Balance:

         (a)  30-59 days - Total                        3,736,599.01         168
                                                 -------------------     ------------
                   HI                                   1,762,031.01         73
                                                 -------------------     ------------
                   HE                                   1,974,568.00         95
                                                 -------------------     ------------

         (b)  60-89 days - Total                        1,021,610.45         46
                                                 -------------------     ------------
                   HI                                     487,834.45         19
                                                 -------------------     ------------
                   HE                                     533,776.00         27
                                                 -------------------     ------------

         (c)  90 or more days - Total                   1,771,307.29         69
                                                 -------------------     ------------
                   HI                                     915,207.29         34
                                                 -------------------     ------------
                   HE                                     856,100.00         35
                                                 -------------------     ------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 10
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

   73.   Group II Contracts Delinquent by number and aggregate Scheduled Principal Balance:

         (a)  30-59 days - Total                        1,134,794.22         58
                                                 -------------------     ------------
                   HI                                     322,754.22         18
                                                 -------------------     ------------
                   HE                                     812,040.00         40
                                                 -------------------     ------------

         (b)  60-89 days - Total                          490,972.80         23
                                                 -------------------     ------------
                   HI                                     189,472.80          7
                                                 -------------------     ------------
                   HE                                     301,500.00         16
                                                 -------------------     ------------

         (c)  90 or more days - Total                     988,775.26         27
                                                 -------------------     ------------
                   HI                                     132,675.26          6
                                                 -------------------     ------------
                   HE                                     442,128.00         21
                                                 -------------------     ------------

   74.   Group I Defaulted Contracts, by number and Scheduled Principal Balance:

         (a)  That became Defaulted Contracts during related Due Period
                   Total                                                        #     25             $   517,322.87
                                                                                --------------       --------------
                   HI                                                                  3                  91,211.71
                                                                                --------------       --------------
                   HE                                                                 22                 426,111.16
                                                                                --------------       --------------

         (b)  As of last day of related Due Period - Total                      #     49             $   864,793.47
                                                                                --------------       --------------
                   HI                                                                  0                       0.00
                                                                                --------------       --------------
                   HE                                                                 49                 864,793.47
                                                                                --------------       --------------

         (c)  That became Liquidated Contracts during related Due Period
                   Total                                                        #      7             $   179,412.84
                                                                                --------------       --------------
                   HI                                                                  5                 136,993.12
                                                                                --------------       --------------
                   HE                                                                  2                  42,419.72
                                                                                --------------       --------------

         (d)  Net Liquidation Losses - Total                                    #      2             $   212,267.84
                                                                                --------------       --------------
                   HI                                                                  0                 166,262.82
                                                                                --------------       --------------
                   HE                                                                  2                  46,005.02
                                                                                --------------       --------------

         (e)  In Foreclosure - Total                                            #     49             $   864,793.47
                                                                                --------------       --------------
                   HI                                                                  0                       0.00
                                                                                --------------       --------------
                   HE                                                                 49                 864,793.47
                                                                                --------------       --------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT      November 1999
                                               PAGE 11
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

         (f)  Foreclosure completed during related Due Period
                   Total                                                        #       0            $        0.00
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   0                     0.00
                                                                                --------------       -------------

         (g)  Foreclosed upon and held by Servicer - Total                      #       0            $        0.00
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   0                     0.00
                                                                                --------------       -------------

   75.   Group II Defaulted Contracts, by number and Scheduled Principal Balance:

         (a)  That became Defaulted Contracts during related Due Period
                   Total                                                        #       8            $  148,942.34
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   8               148,942.34
                                                                                --------------       -------------
         (b)  As of last day of related Due Period - Total                      #      11            $  208,270.64
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                  11               208,270.64
                                                                                --------------       -------------
         (c)  That became Liquidated Contracts during related Due Period
                   Total                                                        #       1            $   10,400.00
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   1                10,400.00
                                                                                --------------       -------------
         (d)  Net Liquidation Losses - Total                                    #       1            $   11,575.85
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   1                11,575.85
                                                                                --------------       -------------
         (e)  In Foreclosure - Total                                            #      11            $  208,270.64
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                  11               208,270.64
                                                                                --------------       -------------
         (f)  Foreclosure completed during related Due Period
                   Total                                                        #       0            $        0.00
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   0                     0.00
                                                                                --------------       -------------
         (g)  Foreclosed upon and held by Servicer - Total                      #       0            $        0.00
                                                                                --------------       -------------
                   HI                                                                   0                     0.00
                                                                                --------------       -------------
                   HE                                                                   0                     0.00
                                                                                --------------       -------------

                                               CERTIFICATES FOR HOME IMPROVEMENT
                                               AND HOME EQUITY LOANS 1999-B
                                               MONTHLY REPORT
                                               PAGE 12
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0

   76.   Servicer Termination Test; to be "satisfied,"

         (a)  the Average Sixty-Day Delinquency Ratio may not exceed 7.5%                                     0.95%
                                                                                                     --------------
         (b)  the sum of the Realized Losses for the preceding twelve Payment Dates may not exceed 7.5% of the Pool Scheduled Principal Balance as of the
              first Payment Date in such 12-month period, and                                                 0.08%
                                                                                                     --------------
         (c)  the Cumulative Realized Loss Ratio (line 29(b)) may not exceed the following ratio:

                   Payment Date                                            Ratio
                   ------------                                            -----

                   On or before June 2000                                  8.0%                               0.08%
                                                                                                     --------------

                   After June 2000 and
                   On or before June 2001                                  12.0%

                   After June 2001 and                                     15.0%
                   On or before June 2002

                   After June 2002 and                                     18.0%
                   On or before June 2003

                   After June 2003                                         21.0%

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.